SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 26, 2003
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                                Albertson's, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                           1-6187                82-0184434
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 (State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


    250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho             83726
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    (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:         (208) 395-6200
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ITEM 5. Other Events.
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     In 1997, the Board of Directors of Albertson's, Inc. (the "Company") adopted a Stockholder Rights Plan, dated as of December 9, 1996 (the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, successor to ChaseMellon Shareholder Services, L.L.C., as rights agent, which was amended effective August 2, 1998, March 16, 1999 and February 26, 2002. The Rights Agreement provides that one right (a "Right") will be attached to each share of common stock, par value $1.00 per share, of the Company (the "Common Stock"). On September 26, 2003, the Company and the rights agent entered into Amendment No. 3 to the Rights Plan. The following summarizes the Rights Agreement, as so amended. The Rights Agreement and the amendments thereto are incorporated herein by this reference. The description of the Rights contained herein is qualified in its entirety by reference to such documents.

     The Rights were issued initially to holders of record of the Common Stock on March 21, 1997 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") at a purchase price of $160 (the "Purchase Price"), subject to adjustment.

     Initially, the Rights will be attached to all outstanding shares of Common Stock, and no separate certificates in respect of the Rights ("Rights Certificates") will be distributed. All certificates representing shares of Common Stock issued by the Company following the Record Date will bear a legend indicating that the Rights are attached to such shares of Common Stock. Shares issued prior to the Record Date will be deemed to have Rights attached, notwithstanding the absence of a legend on the Common Stock certificate. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days (or such later date as may be determined by the Board of Directors) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock (the earlier of (i) and (ii), the
"Distribution Date"). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such certificates, (ii) new Common Stock certificates will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 21, 2007, unless earlier redeemed or extended by the Company.

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

     In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price. Notwithstanding the foregoing, following the occurrence of an event set forth in this paragraph (the "Flip-in Event"), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-in Event until such time as the Rights are no longer redeemable by the Company, as set forth below.

     In the event that following the Stock Acquisition Date, (i) the Company engages in a merger or business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged; or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) will thereafter have the right to receive, upon exercise of the Right, Common Stock of the acquiring company having a value equal to two times the Purchase Price.

     The Purchase Price payable, and the number of one one-thousandths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the Current Market Price (as defined in the Rights Agreement) of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Rights will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     Generally, at any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Any of the provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. The foregoing notwithstanding, no amendment may be made to the Rights Agreement at a time when the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision therein.

     As of July 31, 2003, there were 366,915,811 shares of Common Stock outstanding and no shares of Common Stock in the Company's treasury. As of July 31, 2003, options to purchase 30,837,004 shares of Common Stock and deferrable or deferred stock units distributable for 4,029,108 shares of Common Stock were outstanding. So long as the Rights are attached to the Common Stock, one Right (as such number may be adjusted pursuant to the provisions of the Rights Agreement) will be deemed to be delivered for each share of Common Stock issued or transferred by the Company in the future. In addition, following the Distribution Date and prior to the expiration or redemption of the Rights, the Company may issue Rights when it issues Common Stock only if the Board of Directors deems it to be necessary or appropriate, or in connection with the issuance of shares of Common Stock pursuant to the exercise of stock options or under employee plans or upon the exercise, conversion or exchange of certain securities of the Company. A total of 3,000,000 shares of Preferred Stock are reserved for issuance upon exercise of the Rights.

     The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company in a manner which causes the Rights to become discount Rights unless the offer is conditional on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Board may, at its option, at any time until ten days following the Stock Acquisition Date redeem all, but not less than all, of the then outstanding Rights at the Redemption Price.

ITEM 7. Financial Statements and Exhibits.
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    (c) Exhibits:
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         Number                  Exhibit
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            4.1                  Stockholder  Rights  Agreement,  dated  as  of
                                 December 9, 1996, between Albertson's, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.

           4.2 Amendment to Stockholder Rights Agreement, dated as of August 2, 1998.

           4.3                   Second    Amendment   to   Stockholder   Rights
                                 Agreement, dated as of March 16, 1999.

           4.4                   Amendment   to  Certificate   of   Designation,
                                 Preferences  and   Rights  of Series A   Junior
                                 Participating Stock of Albertson's, Inc.

           4.5 Agreement of Substitution and Amendment of Common Shares Rights Agreement, effective as of February 26, 2002.

           4.6 Third Amendment to Stockholder Rights Agreement, dated as of September 26, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     ALBERTSON'S, INC.



                                      By: /s/ John R. Sims
                                          -----------------
                                          Name:  John R. Sims
                                          Title:    Executive Vice President and
                                                    General Counsel

Dated: September 29, 2003

                                INDEX TO EXHIBITS
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         Number           Exhibit
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           4.1* Stockholder Rights Agreement, dated as of December 9, 1996, between Albertson's, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.

          4.2** Amendment to Stockholder Rights Agreement, dated as of August 2, 1998.

          4.3*** Second Amendment to Stockholder Rights Agreement, dated as of March 16, 1999.

          4.4*** Amendment to Certificate of Designation, Preferences and Rights of Series A Junior Participating Stock of Albertson's, Inc.

          4.5 Agreement of Substitution and Amendment of Common Shares Rights Agreement, effective as of February 26, 2002.

          4.6 Third Amendment to Stockholder Rights Agreement, dated as of September 26, 2003.
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* Incorporated by reference to the Registration Statement on Form 8-A filed by Albertson's, Inc. with the Commission on March 4, 1997, as amended File No. 1-06187).

**       Incorporated by  reference to the  Registration Statement on  Form 8-A
         filed  by   Albertson's, Inc.  with  the  Commission  on August 5, 1998
         (File No. 1-06187).

***      Incorporated  by  reference  to   Amendment  No. 2 to  the Registration
         Statement on Form 8-A filed by Albertson's, Inc. with the Commission on March 24, 1999 (File No. 1-06187).